                                                                   Exhibit 99.2

                   HARRIS INTERACTIVE/MRSL/TOTAL RESEARCH Q&A
                                AUGUST 14TH, 2001
                                      FINAL

1. WHAT HAS BEEN ANNOUNCED TODAY?
Harris Interactive Inc. (Nasdaq: HPOL) has announced that its subsidiary, Harris Interactive International Inc. has acquired Market Research Solutions Limited, a privately-owned UK full service market research company.

2. WHO IS HARRIS INTERACTIVE - WHAT DO THEY DO?
Harris Interactive is one of the world's fastest growing market research companies, which, in addition to its consultative traditional research capabilities, has become the leading provider of Internet-based methodologies. The company has strong presence in several fast-growing industries including healthcare, pharmaceuticals and information technology.

3. HOW MANY EMPLOYEES DOES HARRIS INTERACTIVE HAVE? WHERE ARE THEY LOCATED? Harris Interactive has approximately 650 full-time and 230 part time employees. The company's headquarters is in Rochester, New York. The company has offices in New York, New York; Norwalk, Connecticut; Arlington, Virginia; Claremont, California; Chicago, Illinois; Oxford, UK; and Tokyo, Japan. In addition, Harris Interactive has phone center operations in Rochester, NY and Youngstown, Ohio.

4. WILL THE HEADQUARTERS OF MRSL CHANGE?
No, MRSL's headquarters will remain in Oxford, UK.

5. WHAT DOES MRSL DO?
MRSL is a well-established UK market research company. It is organised into two commercial divisions - Magenta and IQ+.

Magenta provides full service market and marketing research consultancy to a wide range of UK and European based clients, mainly from the consumer packaged goods, consumer services, marketing communications and media industries. In addition, Magenta has started to develop business in the new media and ecommerce fields in the UK.

IQ+ specialises in high quality data collection, qualitative recruitment, data preparation, analysis and delivery. Its clients range from manufacturing and marketing companies, UK public bodies and organizations as well as other market research agencies.

An operations division comprising CATI phone centres, a face-to-face fieldwork organisation, production, data preparation and processing departments, supports both divisions.

MRSL is quality accredited under BS7911 by the MRQSA and accredited under the Investors in People (IIP) scheme.

6. HOW MANY EMPLOYEES DOES MRSL HAVE? WHERE ARE THEY LOCATED?
MRSL has approximately 75 full and part time employees. The company's headquarters is in Oxford, UK. The company also has offices in North London and Newport, South Wales. In addition to its CATI centres, MRSL provides face-to-face data collection through a national field force of 800 interviewers, including a team of qualitative research recruiters.

7. WHAT ARE THE BENEFITS OF MRSL JOINING HARRIS INTERACTIVE?
The acquisition of MRSL by Harris Interactive marks a new chapter in both companies' lives. Since its formation in 1993 as a buy-out from AC Nielsen, MRSL has grown successfully in the UK creating a sizable business with a strong reputation for high quality and reliable data gathering and custom research. Its UK turnover is now over (pound)6 million ($8.6 million US dollars) and it has many long term clients in the consumer packaged goods and services markets.

The joining of the two companies will mean that MRSL will be able to quickly adopt Harris Interactive's unique Internet-based methodologies and technology, and apply this to their existing business base. MRSL will also benefit from the new markets and industries that Harris Interactive will open up for them, as well as an increasingly international presence.

In addition, the combination of MRSL's strong consultative and analytic abilities - particularly in its Magenta division - and Harris Interactive's own proprietary tools and research capabilities, will make a most powerful offering for its clients.

8. HOW WILL MRSL BE MANAGED?
The MRSL executive leadership will consist of Greg Smith (Vice President, International Development, Harris Interactive) who has been appointed Group Managing Director, Tim Baker (MD - Magenta), Jon Darby (MD - Group Operations) and Bernard Hudson (Development Director). Greg Smith will also take on day-to-day responsibility for MRSL's field and tab service bureau business, IQ+.

A new Board of Directors for the company will be formed. The chairman will be David Clemm (currently Harris Interactive's president and chief operating officer). He will be joined by David Vaden (currently Harris Interactive vice president of corporate finance), who will also become corporate secretary, and Greg Smith who will become group managing director. In addition, Roger Landells, MRSL's former CEO, and Professor Martin Callingham will be appointed non-Executive Directors for the company.

9. WHAT SHOULD I TELL MY CLIENTS AND WHEN MAY I TELL THEM?
Many of our clients can be expected to ask us questions about what's going on and how it might impact their relationship with either (or both) company. We recommend that each client be immediately personally briefed on this development so that they are not hearing it from another source. Above all, assure them that this is a win-win situation. They will continue to work with the same research teams who have previously managed their account, and going forward they will have access to the combined resources and benefits of both companies. An announcement will be mailed immediately to all MRSL clients to let them know about the benefits of our new organisation.

10. WHAT WILL HAPPEN TO THE MRSL NAME?
Market Research Solutions Limited has become a wholly owned subsidiary of Harris Interactive International Inc., and will continue to operate, for the time being, using its existing name, and those of its operating divisions.

11. WHAT IMPACT DOES THIS HAVE ON THE HARRIS INTERACTIVE GLOBAL NETWORK?
MRSL has been a member of the Harris Interactive Global Network and will continue to be a part of that network for work in the UK. We expect that MRSL will continue to work with other Global Network Members in Europe and around the world to provide UK based clients with the local market knowledge that is so critical for excellent global research.

Ultimately, it will also mean that Harris Interactive's unique product offerings and Internet capabilities will be able to be delivered to our European Global Network members from a base within the UK. This proximity will allow Harris Interactive, and the European members of the Global Network, to build more easily general and special panels of cooperative respondents across Europe. This should expand and develop businesses for both the Global Network members and Harris Interactive in the world's largest research market.

12. WHAT WILL HAPPEN TO MY MRSL BENEFITS?
There are no plans in place to change benefit packages; MRSL employee's contracts and terms remain unchanged. All obligations under the transfer of undertakings are recognised.

13. WILL THERE BE REORGANISATION AT MRSL?
Today, we have announced the senior management of the new company. In the coming days, we will be evaluating our structure and resources as well as beginning the planning for the integration and installation of new technologies and processes. If there are areas of our business that will benefit from reorganisation, this will happen. Our commitment to you, though, is ongoing communication.

14. WHAT WILL HAPPEN TO PROPRIETARY PRODUCTS OF MRSL AND HARRIS INTERACTIVE? Proprietary product offerings will now have the benefit of being accessed across a much larger client base. When, and if, similar offerings are determined to exist, we will decide whether to consolidate them or keep them independent. At this point, no such decisions have been made.

15. WILL THERE BE CHANGES IN HOW MRSL CONDUCTS BUSINESS AFTER THE TRANSITION?
As with any combination, changes can certainly be expected. We will be looking to assess and quickly adopt the best practices from both companies into the way that we do business going forward. In the short term, we would ask that you remain focused on the job at hand, and understand that any changes that do occur in the future will only be with the intention of creating the strongest and most successful organisation possible.

16. IS MRSL'S TECHNOLOGY COMPATIBLE WITH HARRIS INTERACTIVE'S TECHNOLOGY?
Harris Interactive has invested almost $50 million in developing its Internet technology, infrastructure, and database. One aspect of the transition planning will be to assess various elements of technology and see what should be deployed in MRSL to increase our combined competitive positioning. We know that there are already areas of commonality in software and hardware and, as a Global Network Member, MRSL has already had the benefit of working with Harris Interactive's Service Bureau and some training in Internet research methodology and systems.

17. HARRIS INTERACTIVE RECENTLY ANNOUNCED A MERGER WITH TOTAL RESEARCH. WHAT DOES THIS MEAN?
Harris Interactive and Total Research Corporation have announced a definitive merger agreement. The merger, which is conditioned on, among other things, approval by the shareholders of both companies, is expected to be finalised by the end of calendar year 2001.

Following the merger, Total Research will become a wholly owned subsidiary of Harris Interactive and, initially, will continue to operate under its existing name in the United States and Europe. The combined company will have approximately 1,000 full-time employees, and its stock will trade under the Nasdaq symbol HPOL. The combined firm is expected to become one of the top 20 market research firms in the world.

18. WHAT DOES TOTAL RESEARCH UK DO?
Total Research's UK operation is comprised of several businesses. The first is a full service market research operation specializing in international B2B research with industry expertise in financial services, industrial/manufacturing and oil/petrochemicals. This operation, like their US counterpart, is known for their strong analytical skills and business insights.

A second business, Total-Romtec, specializes in conducting market research in IT and Telecommunications. Their staff comprises industry specialists with strong industry experience coupled with well-developed market research expertise. Total-Romtec conducts both primary and secondary research, and is foremost in Europe in developing industry specific panels and databases.

Research Europe, the third business, is a data collection business that conducts both qualitative and quantitative research throughout Europe, South America and the English speaking Asia Pacific. The center has 180 CATI stations plus 30 qualitative interviewers and 28 full time staff.

19. WHAT ARE THE BENEFITS OF THE FUTURE COMBINATION OF HARRIS INTERACTIVE AND TOTAL RESEARCH?
The transaction will unite two of the world's fastest growing market research companies and provide a platform to offer the full spectrum of Harris Interactive's market research capabilities including Internet-based methodologies to Total Research's blue-chip customer base. The two companies expect to report approximately $115 million in combined revenues for their 2001 fiscal years, both ended on June 30th, which can be expected to place us in the top 20 on the Honomichl list of the top market research firms in the world.

The combined company will have a strong presence in several fast-growing industries including healthcare, pharmaceuticals, and information technology. The combined company will also have one of the industry's largest customer loyalty and retention practices.

International research is also a major opportunity for growth for the combined company. Together, North America, Europe and Japan represent about 90% of the worldwide research revenues. A prime initiative will be to expand its international markets by building databases of cooperative research panels in Europe and Japan. Total Research has already built a European base of operations that will account for more than $22 million of their most recent fiscal year revenues.

20. SO WHAT DOES THIS MEAN FOR MRSL AND TOTAL RESEARCH'S UK OPERATIONS?
In short, lots of opportunities! There are tremendous synergies between Total's UK business and MRSL. The business mix is very complimentary with few overlaps, and there are lots of opportunities for experience and resource sharing. For example, MRSL's client base is primarily in the consumer sector, whereas Total UK are predominantly in the B2B and technology markets. Obviously, there is lot to do before the merger is finalised and the management teams will start to work more closely to gain a mutual understanding of the businesses in the UK in the next few weeks.

21. HOW WILL THE SYNERGIES BETWEEN MRSL AND TOTAL UK BE IDENTIFIED, AND HOW
    WILL THEY WORK TOGETHER RATHER THAN COMPETE?
Neither Harris Interactive nor Total Research has a detailed understanding of all the operations that the other has throughout the world. Until many questions have been answered no changes are contemplated. An Integration Committee of the new Board of Directors of Harris Interactive will oversee the collection of information and proposed actions that are under consideration. A transition team has also been established that will work with the Office of the Chairman in the US to identify opportunities that will benefit our employees and our clients.

22. WILL THE EUROPEAN PANEL PRESENTLY BEING BUILT BE CAPABLE OF ADDRESSING CONSUMER AND B2B RESEARCH PROJECT NEEDS AND WHEN?
Yes, we are obviously already actively building databases and developing alliances with complimentary panels to expand our capacity to conduct Internet-based market research across Europe. Having a large consumer panel enables the development of stronger B2B and specialized panels. This is an ongoing activity with some panels already available.

23. HOW IS IT ENVISIONED THAT MRSL AND TOTAL'S UK OPERATIONS WILL BE
    COMBINED IN ORDER TO PROVIDE THE BEST OFFERINGS TO CLIENTS?
Al Angrisani, president and CEO of Total Research, will be working with Total Research Europe senior management and David Clemm will be working with MRSL senior management to define the potential opportunities that will be pursued by the respective organizations. It is expected that MRSL will continue to focus on consumer research and that Total Research will continue to focus on the B2B market. Both will accelerate efforts to identify opportunities to utilize the Internet platform for conducting research.

24. WITH THE JUST ANNOUNCED POTENTIAL HARRIS INTERACTIVE/TOTAL RESEARCH
    MERGER, WHY WAS IT CONSIDERED NECESSARY TO ACQUIRE ANOTHER COMPANY IN
    THE UK?
The acquisition of MRSL increases Harris Interactive's presence in Europe at a critical time in the firm's push to create a major large-scale multi-national Internet platform in Europe. The combination of the three organizations, when approved, will place Harris Interactive among the top 12 custom market research agencies in one of Europe's largest markets. With time of the essence in Internet space, waiting until the Harris Interactive/Total Research merger was complete to further orchestrate the building of this Internet platform for Europe would hold up our expansion for a number of months during a very critical period. In addition, the client base and research capabilities of MRSL and Total Research UK are complimentary rather than competitive (see Q23). While the decision to acquire each was decided and justified independently the combined companies will provide a stronger base than either company alone.

25. WHY WASN'T INFORMATION ABOUT THE MRSL ACQUISITION GIVEN DURING THE
    RECENT HARRIS INTERACTIVE/TOTAL RESEARCH EMPLOYEE CONFERENCE CALL?
We were precluded from providing any information about the pending acquisition due to legal limitations which occur preceding and during such a process.

26. HOW WILL CHANGES BE COMMUNICATED THROUGHOUT THE TRANSITION?
Changes that need to be communicated across the company will come to all employees via email and traditional communication methods. From time-to-time we may also utilise company wide meetings and conference calls for briefings and to allow for Q&A.

27. HOW CAN I FIND OUT MORE ABOUT HARRIS INTERACTIVE?
Go to : http://www.harrisinteractive.com/
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28. HOW CAN I FIND OUT MORE ABOUT MRSL?
Go to: http://www.mrsl.co.uk/
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29. HOW CAN I FIND OUT MORE ABOUT TOTAL RESEARCH?
Go to: http://www.totalresearch.com/
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30. TO WHOM SHOULD WE REFER QUESTIONS THAT COME FROM INDIVIDUALS OUTSIDE THE COMPANIES?
If reporters or anyone who is not a client contacts you concerning this merger, you are not authorised to make any statements. Please refer all such calls immediately to:

IN THE US: JEFF GLAUBER AT HARRIS INTERACTIVE +1 716 214 7739

IN THE UK: GREG SMITH +44 (0) 1865 788050

31. HOW CAN I GET ANSWERS TO ANY OTHER QUESTIONS THAT I MAY HAVE?
Most of the issues that we can address based on legal limitations have been covered in this Q&A. However, if you would like to ask a question, please email gsmith@harrisinteractive.com or jglauber@harrisinteractive.com

Note: Harris Interactive(SM) is a worldwide service mark of Harris Interactive Inc. but used in Europe with the permission of Taylor Nelson Sofres.

Forward-Looking Information:
The foregoing written communication contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. These statements are not guarantees of future results or performances. Actual results may vary materially from the expectations expressed in the forward-looking statements. The forward-looking statements include statements addressing future financial and operating results; the benefits of the

Market Research Solutions Limited ("MRSL") acquisition by Harris Interactive; and the timing and benefits of the Harris Interactive and Total Research merger. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the ability of Harris Interactive to successfully integrate MRSL's business and operations and the successful completion of the Harris Interactive and Total Research merger. Factors that could affect the successful completion of the Harris Interactive and Total Research merger include, among other things, obtaining necessary governmental approvals for the merger; failure of the Harris Interactive stockholders to approve the issuance of shares of Harris Interactive common stock in connection with the merger; failure of the Total Research stockholders to approve the merger; the risk that the businesses of Harris Interactive and Total Research will not be integrated successfully; and other economic, business, competitive and/or regulatory factors affecting Harris Interactive's and Total Research's businesses generally. Detailed information about factors pertinent to the business of each of Harris Interactive and Total Research that could cause actual results to differ is set forth in Harris Interactive's and Total Research's filings with the Securities and Exchange Commission ("Commission") including Harris Interactive's and Total Research's Annual Reports on Form 10-K for the fiscal year ended June 30, 2000 and their most recent Quarterly Reports on Form 10-Q. Harris Interactive and Total Research are under no obligation to (and expressly disclaim any such obligation to) update or alter their forward-looking statements whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION ABOUT THE MERGER TRANSACTION AND WHERE TO FIND IT
Harris Interactive and Total Research will file a joint proxy statement/prospectus with the Commission in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/ PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE COMMISSION, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other documents filed by Harris Interactive and Total Research at the Commission's web site at www.sec.gov. The joint proxy statement/prospectus and such other documents may also be obtained free of charge from Harris Interactive or from Total Research by directing such request to Harris Interactive, Inc., 135 Corporate Woods, Rochester, New York 14623, tel: (716) 272-8400; or to Total Research Corporation, 5 Independence Way, Princeton, New Jersey 08543-5305, tel: (609) 520-9100.

PARTICIPANTS IN THE SOLICITATION
Harris Interactive, Total Research and certain of their respective directors, executive officers and other members of their management and employees may be considered to be soliciting proxies from their respective stockholders in favor of the merger. Information concerning persons who may be considered participants in the solicitation of Harris Interactive's stockholders under the rules of the Commission is set forth in the Proxy Statement for the 2000 Annual Meeting of Harris Interactive filed by Harris Interactive with the Commission on September 27, 2000, and information concerning persons who may be considered participants in the solicitation of Total Research's stockholders under the rules of the Commission is set forth in the Proxy Statement for the 2000 Annual Meeting of Total Research filed by Total Research with the Commission on October 27, 2000. Updated information concerning these persons will be available in the joint proxy statement/prospectus.

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